UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report:   September 21, 2006
(Date of earliest event reported)

Commission File Number	Registrant; State of Incorporation Address; and Telephone Number	IRS Employer Identification No.

1-11337	WPS RESOURCES CORPORATION (A Wisconsin Corporation) 700 North Adams Street P. O. Box 19001 Green Bay, WI 54307-9001 920-433-1727	39-1775292

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01
Entry into a Material Definitive Agreement

On September 21, 2006, the Board of Directors of WPS Resources approved the recommendation of its Compensation Committee to enter into a new Key Executive Employment and Severance Agreement (“KEESA”) with Barth J. Wolf. The new KEESA is substantially identical to the prior KEESA, except that it increases the Termination Payment (as defined in the KEESA) due to a change of control from 1.99 times Mr. Wolf’s annual base pay plus his average annual bonus award for the prior three fiscal years to 2.99 times such compensation.

Item 9.01	Financial Statements and Exhibits.

	(a)	Not applicable.

	(b)	Not applicable.

	(c)	Not applicable.

	(d)	Exhibits. The following exhibit is being filed herewith:

		99.1	Form of Key Executive Employment and Severance Agreement incorporated by reference to Exhibit 10.9 to WPS Resources Corporation’s Form 10-K for the year ended December 31, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WPS RESOURCES CORPORATION By: /s/ Joseph P. O'Leary Joseph P. O'Leary Senior Vice President and Chief Financial Officer

Date: September 27, 2006

WPS RESOURCES CORPORATION

Exhibit Index to Form 8-K
Dated September 21, 2006

Exhibit Number
99.1	Form of Key Executive Employment and Severance Agreement incorporated by reference to Exhibit 10.9 to WPS Resources Corporation’s Form 10-K for the year ended December 31, 2002.